                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     We, the undersigned Officers and Directors of DDi Corp. ("DDi Corp.") and DDi Capital Corp. ("DDi Capital"), as the case may be, hereby severally constitute and appoint John Stumpf, Bruce D. McMaster, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Form 10-K of the companies listed above and any and all amendments to said Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS our hands and common seal on the date set forth below.

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

Signature                            Title                                             Date
---------                            -----                                             ----

 /S/ BRUCE D. MCMASTER               President and Chief Executive Officer of DDi      March 28, 2003
----------------------               Corp. and DDi Capital and Director of DDi Corp.
Bruce D. McMaster


 /S/ JOSEPH P. GISCH                 Vice President, Chief Financial Officer and       March 28, 2003
---------------------------          Treasurer of DDi Corp. and DDi Capital
John Stumpf


 /S/ JOSEPH P. GISCH                 Director of DDi Capital                           March 28, 2003
---------------------------
Joseph P. Gisch


 /S/ REBECCA HELEN YANG              Corporate Controller of DDi Corp. and DDi         March 28, 2003
---------------------------          Capital
Rebecca Helen Yang


 /S/ PRESCOTT ASHE                   Director of DDi Corp. and DDi Capital             March 28, 2003
---------------------------
Prescott Ashe


 /S/ EDWARD W. CONARD                Director of DDi Corp.                             March 28, 2003
---------------------------
Edward W. Conard


 /S/ ROBERT GUEZURAGA                Director of DDi Corp.                             March 28, 2003
---------------------
Robert Guezuraga


 /S/ MURRAY KENNEY                   Director of DDi Corp.                             March 28, 2003
---------------------------
Murray Kenney


 /S/ STEPHEN M. ZIDE                 Director of DDi Corp.                             March 28, 2003
---------------------------
Stephen M. Zide
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